EXHIBIT 99.1

September 24, 2024
NEWS RELEASE
OTCQB: ALID

200 – 460 Doyle Avenue,

Kelowna, BC, V1Y OC2, Canada

Toll Free: 1-250-878-8054

www.allied.health

ALLIED CORP RELEASES FIRST CERTIFIED GMP MEDICAL CANNABIS PRODUCT IN THE SWISS MARKET

Kelowna, BC, Canada – September 24, 2024 Allied Corp ("Allied" or the “Company”) (OTCQB: ALID) is pleased to announce that it has successfully released its first GMP (Good Manufacturing Practices) certified medical cannabis batch into the European market. Allied’s Colombian grown cannabis flower is now available for sale to patients in Switzerland by PhytoXtract SA (“PhytoXtract”), Allied’s local GMP manufacturing partner, as magistral medicinal product, a personalized medicine prepared based on doctors’ prescriptions.

This milestone follows a shipment of THC-based cannabis flower to PhytoXtract SA as announced in April of this year. The Allied flower has since been processed, manufactured and released as GMP product into the market. This was following independent Swiss laboratory testing that confirmed its compliance with European Pharmacopeia standards – one of the strictest set of quality thresholds for microbial content, heavy metals and pesticide residues, among others.

"This first GMP product release into Switzerland is a significant milestone, opening doors to additional European markets”, said Michael Moses, Chief Business Development Officer. “It is also evidence of Allied’s ability to successfully navigate the complex supply chain from flower cultivation in Colombia to patient consumption in Switzerland. We look forward to deepening our partnership with PhytoXtract and reach more patients across Europe.”

Through PhytoXtract, Allied offers medical flower, extracts and other derivatives manufactured with GMP certification – a requirement for import into several European markets such as Switzerland, the UK and Germany.

About PhytoXtract SA.

PhytoXtract, with locations in Geneva and Zurich Switzerland, is a company specializing in the production and manufacturing of medical cannabis products. Licensed by Swissmedic, they adhere to stringent GMP and GDP standards to ensure product quality and patient safety. PhytoXtract offers a range of services including cultivation, extraction, formulation, and analysis for pharmacies and the pharmaceutical industry.

About Allied Corp.

Allied Corp is a Canadian cannabis supplier with its production center in Colombia. By leveraging Canadian cannabis cultivation expertise and Colombian price advantages, Allied offers consistent supply of premium cannabis product at scale and at attractive prices, meeting international high-quality standards.

Investor Relations:

ir@allied.health

1-250-878-8054

Forward-Looking Statements:

This press release contains “forward-looking information” within the meaning of applicable securities laws in Canada or the United States ( “forward-looking information”). Forward-looking information may relate to the Company’s future outlook and anticipated events, plans or results, and may include information regarding the Company’s objectives, goals, strategies, future revenue or performance and capital expenditures, and other information that is not historical information. Forward-looking information can often be identified by the use of terminology such as “believe,” “anticipate,” “plan,” “expect,” “pending,” “in process,” “intend,” “estimate,” “project,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and similar expressions. The forward-looking information contained in this press release is based on the Company’s opinions, estimates and assumptions in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that management currently believes are appropriate and reasonable in the circumstances. Forward looking statements in this press release include the following: that Allied is leveraging the conditions in its Colombia grow operation and future Kelowna location to support its Research and Development efforts; that Allied is making important strides forward to position itself as a leader in the medical cannabis space, that Allied intends to make a series of proposed trademark and other intellectual property protection filings, as part of the Company’s Intellectual Property and Pharma Development (IP&PD) Strategy, statements respecting the joint development, manufacturing, and the introduction of TACTICAL RELIEF™ branded products.

There can be no assurance that the underlying opinions, estimates and assumptions will prove to be correct. Risk factors that could cause actual results to differ materially from forward-looking information in this release include: the Company’s exposure to legal and regulatory risk; the effect of the legalization of adult-use cannabis in Canada and Colombia on the medical cannabis industry is unknown and may significantly and negatively affect the Company’s medical cannabis business; that the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis are not as currently expected; that adverse changes or developments affecting the Company’s main or planned facilities may have an adverse effect on the Company; that the medical cannabis industry and market may not continue to exist or develop as anticipated or the Company may not be able to succeed in this market; risks related to completion of the greenhouse construction in Colombia, risks related to market competition; risks related to the proposed adult-use cannabis industry and market in Canada and Colombia including the Company’s ability to enter into or compete in such markets; that the Company has a limited operating history and a history of net losses and that it may not achieve or maintain profitability in the future; risks related to the Company’s current or proposed international operations; risks related to future third party strategic alliances or the expansion of currently existing relationships with third parties; that the Company may not be able to successfully identify and execute future acquisitions or dispositions or successfully manage the impacts of such transactions on its operations; risks inherent to the operation of an agricultural business; that the Company may be unable to attract, develop and retain key personnel; risks resulting from significant interruptions to the Company’s access to certain key inputs such as raw materials, electricity, water and other utilities; that the Company may be unable to transport its cannabis products to patients in a safe and efficient manner; risks related to recalls of the Company’s cannabis products or product liability or regulatory claims or actions involving the Company’s cannabis products; risks related to the Company’s reliance on pharmaceutical distributors; that the Company, or the cannabis industry more generally, may receive unfavorable publicity or become subject to negative consumer or investor perception; that certain events or developments in the cannabis industry more generally may impact the Company’s reputation or its relationships with customers or suppliers; that the Company may not be able to obtain adequate insurance coverage in respect of the risks that it faces, that the premiums for such insurance may not continue to be commercially justifiable or that there may be coverage limitations and other exclusions which may result in such insurance not being sufficient; that the Company may become subject to liability arising from fraudulent or illegal activity by its employees, contractors, consultants and others; that the Company may experience breaches of security at its facilities or losses as a result of the theft of its products; risks related to the Company’s information technology systems; that the Company may be unable to sustain its revenue growth and development; that the Company may be unable to expand its operations quickly enough to meet demand or manage its operations beyond their current scale; that the Company may be unable to secure adequate or reliable sources of necessary funding; risks related to, or associated with, the Company’s exposure to reporting requirements; risks related to conflicts of interest; risks related to fluctuations in foreign currency exchange rates; risks related to the Company’s potential exposure to greater-than-anticipated tax liabilities; risks related to the protection and enforcement of the Company’s intellectual property rights, or the intellectual property that it licenses from others; that the Company may become subject to allegations that it or its licensors are in violation of the intellectual property rights of third parties; that the Company may not realize the full benefit of the clinical trials or studies that it participates in; that the Company may not realize the full benefit of its licenses if the licensed material has less market appeal than expected and the licenses may not be profitable; as well as any other risks that may be further described in and the risk factors discussed in the Company's continuous disclosure including its Management's Discussion and Analysis sections in its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K filed under the Company's profile at www.sec.gov.

Although management has attempted to identify important risk factors that could cause actual results to differ materially from those contained in the forward-looking information in this presentation, there may be other risk factors not presently known to the Company or that the Company presently believes are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information in this presentation. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers and viewers should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this release represents the Company’s expectations as of the date of this release or the date indicated, regardless of the time of delivery of the presentation. The Company disclaims any intention, obligation or undertaking to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

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